UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 8, 2008

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

158 Route 206, Peapack-Gladstone, New Jersey		07934
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Peapack-Gladstone Financial Corporation (the “Corporation”) announced today that its Board of Directors has approved the decision to switch the listing of its common stock from the American Stock Exchange to The NASDAQ Global Select Market.  The listing on the NASDAQ Global Select Market will be effective on August 19, 2008.

Attached and being furnished as Exhibit 99.1 is a copy of a press release of Peapack-Gladstone Financial Corporation dated August 8, 2008.  Exhibit 99.1 is incorporated by reference under this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d)

99.1	Press Release of Peapack-Gladstone Financial Corporation, dated August 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: August 8, 2008	By:	/s/ Arthur F. Birmingham
	Name:	Arthur F. Birmingham
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release of Peapack-Gladstone Financial Corporation, dated August 8, 2008